UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 23, 2009

VIRTUAL RADIOLOGIC CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33815 (Commission File Number)	27-0074530 (I.R.S. Employer Identification No.)

5995 Opus Parkway, Suite 200, Minnetonka, Minnesota (Address of principal executive offices)	55343 (Zip code)
(952) 392-1100
(Registrant’s telephone number including area code)
Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
     On February 23, 2009, the audit committee of the board of directors of Virtual Radiologic Corporation (the “company”) appointed Deloitte & Touche LLP as the company’s independent registered public accounting firm, and, on the same date, replaced PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm.
     The reports of PricewaterhouseCoopers on the company’s consolidated financial statements for its fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
     During the company’s fiscal years ended December 31, 2008 and 2007 and through February 23, 2009, (i) there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its reports for such years, and (ii) except as disclosed in the next two paragraphs, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.
     In connection with the preparation of the company’s consolidated financial statements for the year ended December 31, 2005 and its financial statements for certain interim quarterly periods in 2006, management determined three material weaknesses existed in the company’s internal controls over financial reporting because the company lacked a sufficient complement of accounting personnel with an appropriate level of knowledge to account for certain complex, non-routine transactions, including non-employee stock-based compensation, variable interests and preferred stock financing transactions. Company management subsequently took steps to address these material weaknesses and improve its internal controls over financial reporting, including the hiring and training of additional experienced financial personnel and the implementation of additional internal control policies and procedures, and, as of June 30, 2007, had determined that the previously identified material weaknesses were remediated.
     The company has not, during its fiscal years ended December 31, 2008 and 2007 and through February 23, 2009, consulted with Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the company’s financial statements, and neither was a written report provided to the company nor oral advice provided that Deloitte & Touche concluded was an important factor considered by the company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement pursuant to Item 304(a)(1)(iv) or a reportable event pursuant to Item 304(a)(1)(v).
     On February 24, 2009, the company furnished PricewaterhouseCoopers with a copy of the above disclosure related to PricewaterhouseCoopers LLP and requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the PricewaterhouseCoopers LLP letter, dated February 27, 2009, is filed as Exhibit 16.1 to this current report on Form 8-K.
Item 9.01 Exhibits
(d) Exhibits

Exhibit
Number	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated February 27, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 27, 2009

VIRTUAL RADIOLOGIC CORPORATION

By:	/s/ Michael J. Kolar
Name:	Michael J. Kolar
Title:	VP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated February 27, 2009.